MATRIX ADVISORS VALUE FUND, INC.
                                747 Third Avenue
                            New York, New York 10017


SUPPLEMENT DATED AUGUST 4, 2003, TO THE PROSPECTUS DATED OCTOBER 28, 2002

On August 1, 2003, the Board of Directors of Matrix Advisors Value Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization (the "Plan") which contemplates the transfer of all of the assets and liabilities of the Fund in exchange for Institutional Class shares of the Strong Large Cap Value Fund, a new series of Strong Equity Funds II, Inc. (the "New Fund"). Following such transfer, Institutional Class shares of the New Fund will be distributed to shareholders of the Fund and the Fund will be subsequently dissolved. As a result of the proposed transaction, each shareholder of the Fund will receive a number of full and fractional Institutional Class shares of the New Fund equal in value at the time of the exchange to the value of such shares of the Fund.

The New Fund will have substantially the same investment objectives, policies, and strategies as the existing Fund, and will be managed by the same personnel who currently manage the Fund. Strong Capital Management, Inc. ("Strong
Capital") will be the investment adviser to the New Fund and Matrix Asset Advisors, Inc. will be the sub-adviser to the New Fund. Strong Capital has agreed to limit the total operating expenses for the New Fund, until at least May 1, 2006, to the same level as the current limit on the expenses of the Fund.

Since 1974, Strong Capital has provided investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, some of which are available through variable insurance products. Strong Capital provides investment management services for portfolios representing assets, as of June 30, 2003, of approximately $41.9 billion.

The Plan is subject to the approval of the shareholders of the Fund. A shareholder meeting for this purpose is scheduled to be held on October 14, 2003. Further details will be provided in the proxy statement for the meeting.